EXHIBIT  32


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned, Stephen M. Siedow, the Chief Executive Officer, President and Chief Financial Officer of MNS Eagle Equity Group III, Inc. (the "Company"), DOES HEREBY CERTIFY, that:

     1. The Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2005 (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     IN WITNESS WHEREOF, each of the undersigned has executed this statement this 4th day of January, 2006.


                            By:  /s/ Stephen M. Siedow
                                 -----------------------------------------------
                                     Stephen M. Siedow, Chief Executive Officer,
                                     President and Chief Financial Officer


     A signed original of this written statement required by Section 906 has been provided to MNS Eagle Equity Group III, Inc. and will be retained by Company and furnished to the Securities and Exchange Commission or it staff upon request.